Exhibit 4.2

XTERA COMMUNICATIONS, INC.

AMENDED AND RESTATED VOTING AGREEMENT

This Amended and Restated Voting Agreement (the “Agreement”) is made as of August 1, 2007, by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), those certain holders of the Company’s Common Stock set forth on Exhibit A attached to this Agreement (individually, a “Common Stockholder,” and collectively, the “Common Stockholders”), and the holders of the Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and the Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), of the Company set forth on Exhibit B attached to this Agreement (individually, an “Investor,” collectively, the “Investors,” and together with the Common Stockholders, the “Stockholders”).

RECITALS

The Company and certain of the Investors are parties to the Series B-1 Preferred Stock Purchase Agreement, dated as of the date of this Agreement (as amended or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of Series B-1 Preferred Stock, subject to certain conditions, including the execution and delivery of this Agreement;

The Company, certain Common Stockholders and certain of the Investors (the “Existing Stockholders”) have previously entered into the Voting Agreement dated as of August 12, 2003 (the “Prior Agreement”);

The Prior Agreement may be amended, and any provision therein waived, with the consent of the Company, the holders of at least a majority of the Series A-1 Preferred Stock and the holders of a majority of the Common Stock then outstanding and held by the Existing Stockholders;

The Company and the Existing Stockholders, as holders of at least a majority of the Series A-1 Preferred Stock and a majority of the Common Stock then outstanding and held by such Existing Stockholders, desire to amend and restate the Prior Agreement and to accept the rights and obligations created pursuant hereto in lieu of the rights and obligations created under the Prior Agreement;

To induce the Investors to enter into the Purchase Agreement and purchase shares of Series B-1 Preferred Stock thereunder, the Company, the Common Stockholders and the Investors desire to enter into this Agreement to set forth certain rights and obligations of the Stockholders;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a) an “Affiliate” of an entity shall mean any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such entity and with respect to any entity which is a partnership, any partner and affiliated partnership managed by the same management company or managing general partner or by an entity which controls, is controlled by, or is under common control with such management company or managing general partner.

(b) “IPO” means the first closing of a bona fide, firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public (A) at a price per share of Common Stock of not less than $3.46028 per share (subject to proportionate adjustment in the event of a stock split, reverse stock split, reclassification or stock dividend), (B) with respect to which the Corporation receives aggregate net proceeds (after deduction of underwriting discounts and commissions) of not less than $75,000,000, and (C) with respect to which such Common Stock is listed for trading on either the New York Stock Exchange or the NASDAQ National Market.

(c) “On an as-converted basis” means taking into account all of the issued and outstanding shares of Common Stock of the Company, all issued and outstanding shares of Preferred Stock and other issued and outstanding securities convertible into Common Stock of the Company, each on an as-converted basis.

(d) “Stock” means and includes all Common Stock and Preferred Stock of the Company (whether already issued or issuable upon conversion of Preferred Stock).

(e) “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings, or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

(i) any transfers of Stock to the Stockholder’s spouse, lineal descendant or antecedent, father, mother, brother or sister of the Stockholder, the adopted child or adopted grandchild of the Stockholder, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Stockholder, or to a trust or trusts for the exclusive benefit of the Stockholder or the Stockholder’s family members as listed in this Section 1(g)(i); or

(ii) any transfers of Stock to an Affiliate;

provided that in each and all such cases, (A) the Stockholder shall inform the Company by written notice prior to effecting such permitted transfer of Stock, and (B) such transferee or Affiliate, as the case may be, shall furnish the Company with an executed counterpart copy of this Agreement and agree to become bound thereby as was the Stockholder. Such transferred Stock shall remain “Stock” hereunder, and the transferee shall be treated as was the Stockholder of such Stock hereunder, and shall assume all rights and obligations of such Stockholder hereunder.

2. Drag-A-Long Rights.

(a) If, at any time, holders of at least 75% of the then outstanding shares of Preferred Stock, voting together as a single class, vote in favor of any Liquidation Event as defined in the Amended and Restated Certificate of Incorporation (the “Restated Certificate”) of the Company (an “Approved Sale”), all Stockholders shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (A) a merger, share exchange or consolidation of the Company, or a sale of all or substantially all of the assets of the Company or any other form of corporate reorganization, each Stockholder shall vote all of its Stock and other voting securities of the Company owned or held by such Stockholder in favor of the Approved Sale and shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or sale, or (B) a sale of all or substantially all of the capital stock of the Company, the Stockholders shall agree to sell all their shares of Common Stock and Preferred Stock which are the subject of the Approved Sale, on the terms and conditions of such Approved Sale. The Stockholders shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide customary representations, warranties, indemnities, and escrow arrangements relating to such Approved Sale and (2) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale as set forth in Section 2(b)(i) below. The Stockholders shall be permitted to sell their shares of capital stock pursuant to an Approved Sale without complying with the provisions of rights of first refusal or co-sale provisions in favor of the Company or the other Stockholders.

(b) The obligations of the Stockholders pursuant to this Section 2 are subject to the satisfaction of the following conditions:

(i) upon the consummation of the Approved Sale, each Stockholder shall receive the same proportion of the aggregate consideration from such Approved Sale that such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Restated Certificate as in effect immediately prior to such Approved Sale (giving effect to applicable liquidation preferences);

(ii) if any Stockholders of a class are given an option as to the form and amount of consideration to be received, all Stockholders of such class will be given the same option;

(iii) no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Stockholder shall be obligated to pay any portion (or shall be entitled to be reimbursed by the Company for that portion paid) that is more than its pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale, to the extent such costs are incurred for the benefit of all

Stockholders, and are not otherwise paid by the Company or the acquiring party (costs incurred by or on behalf of a Stockholder for its sole benefit will not be considered costs of the transaction hereunder), provided that a Stockholder’s liability for such expenses shall be limited to the total purchase price received by such Stockholder for its shares of capital stock;

(iv) no Stockholder shall be required to provide any representations, warranties or indemnities (other than pursuant to an escrow of consideration proportionate to the amount receivable under this Section 2) in connection with the Approved Sale, other than those representations, warranties and indemnities, which indemnities shall be several and not joint, concerning each Stockholder’s valid ownership of shares of capital stock and stock equivalents, free of all liens and encumbrances (other than those arising under applicable securities laws), provided that a Stockholder’s indemnification obligations shall be limited to the total purchase price received by such Stockholder for its shares of capital stock, and each Stockholder’s authority, power, and right to enter into and consummate such purchase or merger agreement without violating any other agreement to which such Stockholder is a party or its assets are bound; and

(v) if some or all of the consideration received in connection with the Approved Sale is other than cash, then the valuation of such assets shall be determined in accordance with Article IV, Section 2(d) of the Restated Certificate. The determination of value shall be final and binding on all parties.

(c) If the Company and any of the Stockholders or their representatives, enter into any negotiation or transaction for which Rule 506 under the Securities Act of 1933, as amended (the “Securities Act), (or any similar rule then in effect) may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Stockholder who is not an accredited investor (as such term is defined in Rule 501 under the Securities Act) will, at the request of the Company or the Investors, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Company or such Stockholders.

3. Restrictive Legend and Stop Transfer Orders.

(a) Legend. Each Stockholder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Stockholder:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH VOTING AGREEMENT IS BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.”

(b) Stop Transfer Instructions. Each Stockholder agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate “stop transfer” certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

(c) Transfers. No securities shall be Transferred by Stockholder unless (i) such Transfer is made in compliance with all of the terms of this Agreement and in compliance with the terms of applicable federal and state securities laws and (ii) prior to such Transfer, the Transferee or Transferees sign(s) a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement. The Company shall not be required (a) to Transfer on its books any shares that shall have been sold or Transferred in violation of any of the provisions of this Agreement or (b) to treat as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any Transferee to whom such shares shall have been so Transferred.

4. Termination and Waiver.

(a) Termination. This Agreement will terminate upon an IPO.

(b) Waiver. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative; provided, however, that one or more Investors holding at least a majority of the shares of Common Stock and Preferred Stock (voting together as a single class and not as a separate series, and on an as converted basis) of the Company held by all Investors may waive any of the rights of all Investors hereunder.

5. Miscellaneous Provisions.

(a) Notice. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of delivery by facsimile, or (ii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (iii) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. Notwithstanding the foregoing, all notices for delivery outside the United States shall be sent by facsimile (in which case said notice shall be deemed effective as of the next business day following the date of transmission) or nationally recognized courier (in which case said notice shall be deemed effective as of the fifth day following the date of mailing). Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Executive Officer.

(b) Binding on Successors and Assigns: Inclusion Within Certain Definitions. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives. Any permitted Transferee of a Stockholder who is required to become a party hereto will be considered a “Stockholder” for purposes of this Agreement.

(c) Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

(d) Amendment. This Agreement may be amended only by a written instrument executed by (i) the Company, (ii) the holders of a majority of the shares of Stock held by the Common Holders, and (iii) the holders of a majority, which majority must include the holders of at least a majority of the Series B-1 Preferred Stock, of the shares of Stock (voting together as a single class and not as a separate series, and on an as converted basis) held by the Investors; provided, however, that in the event such amendment adversely affects the obligations and/or rights of an Investor in a different manner than the other Investors, such amendment shall also require the written consent of such Investor.

(e) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be performed entirely within that state between residents of that state.

(f) Obligation of Company. The Company and the Stockholders agree to use their best efforts to enforce the terms of this Agreement, to inform the other Stockholders of any breach hereof (to the extent of the Company’s knowledge thereof) and to assist the Stockholders in the exercise of their rights thereunder.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

(h) Further Assurances. Each party hereby agrees to execute and deliver all such further instruments and documents and take all such other actions as the other party may reasonably request in order to carry out the intent and purposes of this Agreement.

(i) Entire Agreement; Successors and Assigns. This Agreement and the exhibits hereto constitute the entire agreement between the Company and each Investor relative to the subject matter hereof. Any previous agreement between the Company and each Stockholder regarding the subject matter hereof is terminated and superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

(j) Conflict. In the event of any conflict between the terms of this Agreement and the Company’s Restated Certificate, or its Bylaws, the terms of the Company’s Restated Certificate or Bylaws, as the case may be, will control. In the event of any conflict between the terms of this

Agreement and any other agreement to which the Stockholder is a party or by which such Stockholder is bound, the terms of this Agreement will control. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(k) Dispute Resolution. All disputes, claims, or controversies arising out of or relating to this Agreement, or any other agreement executed and delivered pursuant to this Agreement, or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor. The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement. The arbitration shall be held in New York, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within one hundred twenty (120) days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than fourteen (14) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions. The arbitrator’s decision and award shall be made and delivered within sixty (60) days of the conclusion of the arbitration. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. This Section 5(k) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm. The provisions of this Section 5(k) shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration. The parties will share equally in the fees and expenses charged by J.A.M.S.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York, New York for the purposes of enforcing the arbitration provisions of this Section 5(k). Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

(l) Trustee Liability. With respect to its signatory capacity and liability as the trustee of The Wellcome Trust, The Wellcome Trust Limited (the “Trustee”), enters into this Agreement in its capacity as the trustee for the time being of The Wellcome Trust but not otherwise and it is hereby agreed and declared that notwithstanding anything to the contrary contained or implied in this Agreement:

(i) the obligations incurred by the Trustee under or in consequent of this Agreement shall be enforceable against it or the other trustees of The Wellcome Trust from time to time; and

(ii) the liabilities of the Trustee (or such other trustees as are referred to in paragraph (a) above) in respect of such obligations shall be limited to such liabilities as can, and may lawfully and properly be met out of the assets of The Wellcome Trust for the time being in the hands or under the control of the Trustee or such other trustees.

(m) Aggregation of Stock. The Stock held by any affiliated entities or persons of an Investor shall be aggregated with such Investor’s Stock solely for purposes of determining whether or not any right granted hereunder is applicable to such Investor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the day and year first above written.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
President and Chief Executive Officer

Address:	500 W. Bethany Drive, Suite 100
Allen, TX 75013

[AMENDED AND RESTATED VOTING AGREEMENT]

[signature block for entities]:
(print name of entity)

By:
Name:
Title:

[signature block for individuals]
(signature)

Print Name:

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Sandra Robertson
Name:	Sandra Robertson
Title:	6 Head of Portfolio Management
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.
By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEA VENTURES 2000, L.P.

By:	/s/ Cindy Crnkovich
Name:	Cindy Crnkovich
Title:	Vice President
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

COMMUNICATIONS VENTURES IV, L.P.

By:	/s/ ComVen IV, LLC
Title:	General Partner

Address:	505 Hamilton Avenue, Ste. 305
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

By:	/s/ ComVen IV, LLC
Title:	General Partner

Address:	505 Hamilton Avenue, Ste. 305
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	/s/ ComVen IV, LLC
Title:	General Partner

Address:	505 Hamilton Avenue, Ste. 305
Palo Alto, CA 94301

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

	By:	/s/ Beau D. Laskey
Beau D. Laskey
Vice President and Secretary

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

	By:	/s/ Beau D. Laskey
Beau D. Laskey
Vice President and Secretary

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

JON W. BAYLESS, Personal Property

/s/ Signed by John W. Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

[AMENDED AND RESTATED VOTING AGREEMENT]

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford Higgerson
Address:	361 Lytton Ave. 2nd Fl.
Palo Alto, CA 94301

[AMENDED AND RESTATED VOTING AGREEMENT]

EXHIBIT A

INVESTORS

Common Stockholders

Aether Partners L.P.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III LP

ARCH Venture Fund IV LP

Jon Bayless

Centerpoint Venture Fund III (Q), L.P.

Centerpoint Venture Fund III, L.P.

Comventures IV CEO Fund L.P.

ComVentures IV Entr. Fund L.P.

ComVentures IV L.P.

EDF Ventures L.P.

Patrick Ennis

Enterprise Dev. Fund II LP

Deitrich Erdmann

Hook Communications Partners LP

Hook Partners V LP

Infrastructure Co-Invest Fund LP

Infrastructure Fund L.P.

Mohr Seed Capital II LP

New Enterprise Associates 10 L.P.

New Enterprise Associates 9 L.P.

Rho Management Trust I

Rho Ventures IV (QP) L.P.

Rho Ventures IV GmbH & CO. Beteiligungs KG

Rho Ventures IV L.P.

Sevin Rosen Fund VII L.P.

Sevin Rosen VII Affiliates Fund L.P.

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

Star Management of Investments No. II (2000) L.P.

Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

SVM Star Ventures Managementgesellschaft mbH Nr. 3

Thomas A. Kelley & Associates Profit Sharing Plan

Trellis Partners II L.P.

UNC Investment Fund LLC

University of California Berkeley Foundation

University of Illinois Foundation

University Technology Investors

WS Investment 99B

Series A-1 Investors

Access Technology Partners

James Adox

Aether Partners L.P.

Aaron Alter

Americanbuoy & Co.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund III LP

ARCH Venture Fund IV LP

ARCH Venture Fund IVA L.P.

ARCH Venture Fund VI, L.P.

Jon Bayless

Anand Bellary

Donald Don Brooks

Thomas Brooks

Centerpoint Venture Fund III (Q), L.P.

Centerpoint Venture Fund III, L.P.

Comventures IV CEO Fund L.P.

ComVentures IV Entr. Fund L.P.

ComVentures IV L.P.

Cronus & Co.

Current Ventures II L.P.

Dow Chemical Company

Drutan Investments Ltd.

EDF Ventures L.P.

Patrick Ennis

Enspire Capital Limited

Enterprise Dev. Fund II LP

Deitrich Erdmann

Fullpath Nominess Limited

Hambrecht & Quist California

Hayden H. Harris Living Trust DTD 3-6-98

Clifford Higgerson

Hook Communications Partners LP

Hook Partners V LP

Infrastructure Co-Invest Fund LP

Infrastructure Fund L.P.

InterWest Investors Q VIII

InterWest Investors VII

InterWest Investors VIII

InterWest Partners VII

InterWest Partners VIII

Anthony Jeffries

JP Morgan Partners (BHCA)

Judith A. Thompson Living Trust UTA March 12 1998

Kummell Investments Limited

Beau Laskey

Mary L. Campbell Trust

Mohr Seed Capital II LP

New Enterprise Associates 9 L.P.

New Enterprise Associates 10 L.P.

Northgate Partners, a Delaware Multiple Series LLC

Rahn Group

Ram Rao

Sena Reddy

Rell Family Partners Limited

Rho Management Trust I

Rho Ventures IV (QP) L.P.

Rho Ventures IV GmbH & CO. Beteiligungs KG

Rho Ventures IV L.P.

Dave Segre

Sevin Rosen Fund VII L.P.

Sevin Rosen VII Affiliates Fund L.P

Sam Srinivasan

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

Star Management of Investments No. II (2000) L.P.

Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3

Sunny Century LLP

SVE Star Ventures Enterprises SVE Star Ventures Enterprises GmbH & Co. No. IX KG

SVM Star Ventures Managementgesellschaft mbH Nr. 3

John Teegen

Thomas A. Kelley & Associates Profit Sharing Plan

Thomas S. Porter Restated Trust dated 7-31-98

Tose Holdings Limited

Trellis Partners II L.P.

UNC Investment Fund LLC

University of California Berkeley Foundation

University of Illinois Foundation

University Technology Investors

Isaac Vaughn

WS Investment 99B

Series B-1 Investors

The Wellcome Trust Limited, as Trustee of The Wellcome Trust

New Enterprise Associates 10, L.P.

New Enterprise Associates 9, L.P.

ARCH Venture Fund III, L.P.

ARCH Venture Fund IV, L.P.

ARCH Venture Fund IVA, L.P.

ARCH Entrepreneurs Fund, L.P.

ARCH Venture Fund VI, L.P.

Beau D. Laskey

Clifford Higgerson

Hayden H. Harris Living Trust DTD 3-6-98

James R. Adox

Northgate Partners, a Delaware Multiple Series LLC

Patrick Ennis

Thomas S. Porter Restated Trust DTD 11-14-05

Trellis Partners II, L.P.

UC Berkeley Foundation

London Pacific Assurance Limited

EDF Ventures II, Limited Partnership

The Infrastructure Fund, LP

The Infrastructure Co-Invest Fund, LP

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of November 15, 2007 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), certain of the holders of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and certain of the holders of the Company’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock and each of the holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Amended and Restated Voting Agreement, dated August 1, 2007 (the “Voting Agreement”);

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 15, 2007 by and among the Company, ANI Acquisition Corp., and Azea Networks, Inc. (the “Merger Agreement”), each New Investor shall receive shares of Series B-1 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Merger Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Voting Agreement;

WHEREAS, Section 5(d) of the Voting Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of Common Stock, and the holders of a majority of the shares of the outstanding capital stock of the Company voting together as a single class on an as converted basis (which majority must include the holders of a majority of the shares of the Series B-1 Preferred Stock); and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Voting Agreement, desire to amend the Voting Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Voting Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Voting Agreement as a Series B-1 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Voting Agreement) for all purposes contained in the Voting Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Voting Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Jon R. Hopper
President and Chief Executive Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

CONSENTING INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Deputy CIO

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW ENTERPRISE ASSOCIATES 10,
LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partners
Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9,
LIMITED PARTNERSHIP

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEA VENTURES 2000, L.P.

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Mark W. Perry
Name:	Mark W. Perry
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

COMMUNICATIONS VENTURES IV, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ The Regents of the University of Michigan
Executive Director, University of Michigan
Technology Transfer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

CLIFFORD H. HIGGERSON

/s/ Clifford H. Higgerson

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.,
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe L.P.
Attorney in Fact

ACCEL EUROPE INVESTORS 2003 L.P.

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe Associates L.L.C.
Attorney in Fact

Address:	Accel Partners
16 St. James St.
London SW1A 1ER, United Kingdom
Phone: 011 44 20 7170 1000
Facsimile: 011 44 20 7170 1099

With a copy to:

Richard Zamboldi
Accel Partners
428 University Avenue
Palo Alto, CA 94301
Phone: (650) 614-4800
Facsimile: (650) 614-4880
E-mail: rzamboldi@accel.com

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
their general partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	Atlas Venture Associates VI, L.P.
its managing limited partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

Address:	890 Winter Street
Suite 320
Waltham, MA 02451

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

QUESTER VENTURE PARTNERSHIP
acting by its general partner
Quester Venture Managers Ltd

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

QUESTER VCT 4 PLC

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

QUESTER VCT 5 PLC

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

Address:	Quester Capital Management Limited
29 Queen Anne’s Gate
London
SW1H 9BU

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Daphne Delaney

Name:	Daphne Delaney

Title:	Director

Address:	Lyford Manor
West Building, Lyford Cay
PO Box N-7776 (slot 193)
Nassau, Bahamas

With a copy to:

Nadim Nsouli
180 Brompton Road
London SW3 1HQ
United Kingdom

CSK-VC SUSTAINABILITY INVESTMENT FUND

By CSK VENTURE CAPITAL CO., LTD.,
Its Investment Manager

By:	/s/ Shunichi Ishimura
Name:	Shunichi Ishimura
Title:	President & CEO

Address:

5th Fl, Riviera Minami Aoyama Building
3-3-3 Minami-Aoyama, Minato-ku,
Tokyo, 107-0062
JAPAN
Attn: Alessandro Araldi
Tel: +81-(0)3-5771-6411
Fax: +81-(0)3-5771-6412
E-mail:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ John J. Dibello

Name:	John J. Dibello

Title:	Managing Limited Partner

By:	/s/ Mark G. Cipriano

Name:	Mark G. Cipriano

Title:	Managing Limited Partner

Address:

Christopher Cobbold
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

With a copy to:

Stefan Fischer
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

and to:

Mark G. Cipriano
TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110
USA

COUNTERPART SIGNATURE TO

AMENDMENT NO. 1 TO AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

CONSENTING INVESTORS

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

NEW ENTERPRISE ASSOCIATES 10, L.P.

NEW ENTERPRISE ASSOCIATES 9, L.P.

ARCH VENTURE FUND III, L.P.

ARCH VENTURE FUND IV, L.P.

ARCH ENTREPRENEURS FUND, L.P.

ARCH VENTURE FUND IV A, L.P.

ARCH VENTURE FUND VI, L.P.

SEVIN ROSEN FUND VII, L.P.

SEVIN ROSEN VII AFFILIATES FUND, L.P.

COMMUNICATIONS VENTURES IV, L.P.

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

EDF VENTURES II, LIMITED PARTNERSHIP

EDF VENTURES I, LIMITED PARTNERSHIP

REGENTS OF THE UNIVERSITY OF MICHIGAN

SCHEDULE B

NEW INVESTORS

ACCEL EUROPE L.P.

ACCEL EUROPE INVESTORS 2003 L.P.

ATLAS VENTURE FUND VI, L.P.

ATLAS VENTURE FUND VI GMBH & CO. KG

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

QUESTER VENTURE PARTNERSHIP

QUESTER VCT 4 PLC

QUESTER VCT 5 PLC

LAGO VENTURES FUND ONE LIMITED

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

CSK-VC SUSTAINABILITY INVESTMENT FUND

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 2 TO

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of March 28, 2008 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), certain of the holders of the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share (“Series A-1 Preferred Stock”), and certain of the holders of the Company’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock and each of the holders of Series A- I Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Amended and Restated Voting Agreement, dated August 1, 2007, as amended (the “Voting Agreement”);

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger dated as of March [    ], 2008 by and among the Company, Meriton Acquisition Corp., and Meriton Networks, Inc. (the “Merger Agreement”), each New Investor shall receive shares of Series B-1 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Merger Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Voting Agreement;

WHEREAS, Section 5(d) of the Voting Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of Common Stock, and the holders of a majority of the shares of the outstanding capital stock of the Company voting together as a single class on an as converted basis (which majority must include the holders of a majority of the shares of the Series B-1 Preferred Stock); and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Voting Agreement, desire to amend the Voting Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Voting Agreement and to be bound by each and every term thereof. Each of the New Investors listed on

Schedule B attached hereto is hereby added to Exhibit A to the Voting Agreement as a Series B-1 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Voting Agreement) for all purposes contained in the Voting Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Voting Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partners
Its General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, LIMITED PARTNERSHIP

By:	NEA Partners 9, Limited Partners
Its General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

NEA VENTURES 2000, L.P.

By:	/s/ Pamela J. Clark
Name:	Pamela J. Clark
Title:	General Partner

Address:	1119 St. Paul Street
Baltimore, MD 21202

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

CSK-VC SUSTAINABILITY INVESTMENT FUND

By CSK VENTURE CAPITAL CO., LTD.,
Its Investment Manager

By:	/s/ Hiromichi Tabata
Name:	Hiromichi Tabata
Title:	President & CEO

Address:

5th Fl, Riviera Minami Aoyama Building
3-3-3 Minami-Aoyama, Minato-ku,
Tokyo, 107-0062
JAPAN
Attn: Alessandro Araldi
Tel: +81-(0)3-5771-6411
Fax: +81-(0)3-5771-6412
E-mail:

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

CONSENTING INVESTORS:

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director, Investments

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

CLIFFORD H. HIGGERSON

/s/ Clifford H. Higgerson

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

COMMUNICATIONS VENTURES IV, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

By:	ComVen IV, L.L.C.
Its General Partner

By:	/s/ ComVen IV, LLC
Title:	VP and General Counsel

Address:	305 Lytton Avenue
Palo Alto, CA 94301

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
their general partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

ATLAS VENTURE FUND VI GMBH, & Co. KG

By:	Atlas Venture Associates VI, L.P.
its managing limited partner
By:	Atlas Venture Associates VI, Inc.
its general partner

By:	/s/ Jeanne Larkin Henry
Vice President

Address:	890 Winter Street
Suite 320
Waltham, MA 02451

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ Edward Braginsky

Name:	Edward Braginsky

Title:	Managing Limited Partner

By:	/s/ Mark G. Cipriano

Name:	Mark G. Cipriano

Title:	Managing Limited Partner

Address:

Christopher Cobbold
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

With a copy to:

Stefan Fischer
TVM Capital
Maximilianstr. 35, Entrance C
D-80539 Munich
Germany

and to:

Mark G. Cipriano
TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110
USA

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

EDF VENTURES II, LIMITED PARTNERSHIP

By:	Enterprise Ventures II, Limited Partnership,
Its General Partner

By:	EDM II, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory

EDF VENTURES I, LIMITED PARTNERSHIP

By:	Enterprise Ventures, Limited Partnership,
Its General Partner

By:	EDM, Inc.,
Its General Partner

By:	/s/ Linda M. Fingerle
Authorized Signatory

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.,
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe L.P.
Attorney in Fact

ACCEL EUROPE INVESTORS 2003 L.P.

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Accel Europe Investors 2003 L.P.
Attorney in Fact

Address:	Accel Partners
16 St. James St.
London SW1A 1ER, United Kingdom
Phone: 011 44 20 7170 1000
Facsimile: 011 44 20 7170 1099

With a copy to:

Richard Zamboldi
Accel Partners
428 University Avenue
Palo Alto, CA 94301
Phone: (650) 614-4800
E-mail: rzamboldi@accel.com

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

SEVIN ROSEN FUND VII L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:	13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

QUESTER VENTURE PARTNERSHIP
acting by its general partner
Quester Venture Managers Ltd

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

QUESTER VCT 4 PLC

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

QUESTER VCT 5 PLC

By:	/s/ Sergio Levi

Name:	Sergio Levi

Title:	Director

Address:	Quester Capital Management Limited
29 Queen Anne’s Gate
London
SW1H 9BU

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

VENTURE COACHES FUND LP
by its General Partner,
Venture Coaches Limited

By:	/s/ Claude Haw
Name:	Claude Haw
Title:	President
Address:	555 Legget Dr., Tower B, Suite 830
Kanata, ON K2K 2X3
Telephone:	(613) 271-1500
Facsimile:	(613) 270-1505

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP
by VantagePoint Venture Associates IV, LLC
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

	Address:	VantagePoint Venture Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

Facsimile:

VANTAGEPOINT VENTURE PARTNERS IV, LP by VantagePoint Venture Associates IV, LLC its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

	Address:	VantagePoint Venture Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

Facsimile:

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP
by VantagePoint Venture Associates IV, LLC
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

	Address:	VantagePoint Venture Partners
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

Facsimile:

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

NEWBURY VENTURES III GMBH & CO. KG

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

NEWBURY VENTURES CAYMAN III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ David J. Kapnick
	Name:	David J. Kapnick
	Title:	Chief Financial Officer
	Address:	255 Shoreline Drive
Suite 520
Redwood Shores, CA 94065
	Facsimile:	(650) 595-2442

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS

THE VENGROWTH INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
	Attention:	Pat DiPietro
	Facsimile:	(613) 591-7377

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS

VENGROWTH II INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
Attention: Pat DiPietro
	Facsimile:	(613) 591-7377

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
Attention: Jay Heller
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS

VENGROWTH III INVESTMENT FUND INC.

By:	/s/ Patrick DiPietro
	Name:	Patrick DiPietro
	Title:	Managing General Partner

By:	/s/ Jay Heller
	Name:	Jay Heller
	Title:	General Partner
	Address:	c/o VenGrowth Capital Management Inc.
411 Legget Drive, Suite 705
Kanata, Ontario
Canada K2K 3C9
Attention: Pat DiPietro
	Facsimile:	(613)591-7377255

With a copy to:

	Address:	c/o VenGrowth Capital Management Inc.
105 Adelaide Street,
West Suite 1000
Toronto, Ontario
Canada M5H 1P9
Attention: Jay Heller
	Facsimile:	(416) 971-6519

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

KLAUS BUSCH

	By:	/s/ Klaus Busch
Witness

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

MICHAEL PASCOE

	By:	/s/ Michael Pascoe
Witness		Michael Pascoe

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, L.P.		JERUSALEM VENTURE PARTNERS IV-A, L.P.

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners IV-A, LP
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor	Address:	7 West 22nd Street, 7th Floor
	New York, NY 10010		New York, NY 10010

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.		JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund IV, LP	By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:		Name:
Title:		Title:

Address:	7 West 22nd Street, 7th Floor	Address:	Jerusalem Technology Park, Bldg. 1
	New York, NY 10010		Malha, Jerusalem 91487
ISRAEL

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS

DESJARDINS VENTURE CAPITAL, L.P., formerly known as ID, Limited Partnership herein acting by Desjardins Venture Capital Inc., its general partner

By:	/s/ Lue Menard
	Name:	Lue Menard
	Title:	Sector Director

By:	/s/ Leon Lajoie
	Name:	Leon Lajoie
	Title:	Investement Director
	Address:	2 Complex e Desjardins
Suite 1717
Montreal, Quebec
Canada H5B 1B8
	Facsimile:	(514) 281-7808

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

CONSENTING INVESTORS

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

NEW ENTERPRISE ASSOCIATES 10, L.P.

NEW ENTERPRISE ASSOCIATES 9, L.P.

ARCH VENTURE FUND III, L.P.

ARCH VENTURE FUND IV, L.P.

ARCH ENTREPRENEURS FUND, L.P.

ARCII VENTURE FUND IV A, L.P.

ARCH VENTURE FUND VI, L.P.

SEVIN ROSEN FUND VII, L.P.

SEVIN ROSEN VII AFFILIATES FUND, L.P.

COMMUNICATIONS VENTURES IV, L.P.

COMMUNICATIONS VENTURES IV CEO FUND, L.P.

COMMUNICATIONS VENTURES IV ENTREPRENEURS’ FUND, L.P.

EDF VENTURES II, LIMITED PARTNERSHIP

EDF VENTURES I, LIMITED PARTNERSHIP

REGENTS OF THE UNIVERSITY OF MICHIGAN

ACCEL EUROPE L.P.

ACCEL EUROPE INVESTORS 2003 L.P.

ATLAS VENTURE FUND VI, L.P.

ATLAS VENTURE FUND VI GMBH & CO. KG

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

QUESTER VENTURE PARTNERSHIP

QUESTER VCT 4 PLC

QUESTER VCT 5 PLC

LAGO VENTURES FUND ONE LIMITED

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

CSK-VC SUSTAINABILITY INVESTMENT FUND

2

SCHEDULE B

NEW INVESTORS

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

VANTAGEPOINT VENTURE PARTNERS IV, LP

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

NEWBURY VENTURES III, LP

NEWBURY VENTURES HI GMBH & Co. KG

NEWBURY VENTURES CAYMAN HI, LP

NEWBURY VENTURES EXECUTIVES III, LP

DESJARDINS VENTURE CAPITAL, L.P.

JERUSALEM VENTURE PARTNERS IV, L.P.

JERUSALEM VENTURE PARTNERS IV-A, L.P.

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.

JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.

VENTURE COACHES FUND LP

KLAUS BUSCH

MICHAEL PASCOE

THE VENGROWTH INVESTMENT FUND INC.

THE VENGROWTH II INVESTMENT FUND INC.

THE VENGROWTH III INVESTMENT FUND INC.

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 3 TO

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2009 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), and certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”), all as set forth on Schedule A attached to this Agreement (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Agreement (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock, Series A-1 Preferred Stock and Series B-1 Preferred Stock previously entered into that certain Amended and Restated Voting Agreement, dated August 1, 2007, as amended (the “Voting Agreement”);

WHEREAS, Section 5(d) of the Voting Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of Common Stock, and the holders of a majority of the shares of the outstanding capital stock of the Company voting together as a single class on an as converted basis (which majority must include the holders of a majority of the shares of the Series B-1 Preferred Stock);

WHEREAS, pursuant to the terms of that certain Note and Warrant Purchase Agreement dated May 5, 2009, participating Investors exchanged their shares of Series A-1 Preferred Stock and Series B-1 Preferred Stock for shares of Series A-2 Preferred Stock and Series B-2 Preferred Stock;

WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on May 5, 2009, each share of Series A-1 Preferred and Series B-1 Preferred outstanding on May 31, 2009 automatically converted into one share of Common Stock;

WHEREAS, pursuant to the terms of that certain Series C-2 Preferred Stock Purchase Agreement by and among the Company and Investors purchasing shares of the Company’s Series C-2 Preferred Stock, par value $0.001 per share (the “Series C-2 Preferred Stock”), and dated on or about the date hereof (the “Purchase Agreement”), each New Investor shall receive shares of Series C-2 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Voting Agreement;

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Voting Agreement, desire to amend the Voting Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Voting Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Voting Agreement as a Series C-2 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Voting Agreement) for all purposes contained in the Voting Agreement.

2. Amended Provisions. The Voting Agreement is hereby amended such that:

The introductory paragraph is hereby replaced in its entirety with the following:

“This Amended and Restated Voting Agreement (the “Agreement”) is made as of August 1, 2007, by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), those certain holders of the Company’s Common Stock set forth on Exhibit A attached to this Agreement (individually, a “Common Stockholder,” and collectively, the “Common Stockholders”), and the holders of the Preferred Stock (as defined herein) of the Company set forth on Exhibit B attached to this Agreement (individually, an “Investor,” collectively, the “Investors,” and together with the Common Stockholders, the “Stockholders”).”

The first and fifth Recitals are hereby replaced in their entirety with the following:

“The Company and certain of the Investors are parties to a Stock Purchase Agreement, (as amended or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of a series of Preferred Stock of the Company, subject to certain conditions, including the execution and delivery of this Agreement;”

“To induce the Investors to enter into the Purchase Agreement and purchase shares of Preferred Stock thereunder, the Company, the Investors desire to enter into this Agreement to set forth certain rights and obligations of the Stockholders;”

Clause (A) in the first sentence of Section 1(b) “IPO” is hereby deleted.

Clause (B) in the first sentence of Section 1(b) “IPO” hereby replaced in its entirety with the following:

“(A) with respect to which the Corporation receives aggregate net proceeds (after deduction of underwriting discounts and commissions) of not less than $50,000,000”

Clause (C) in the first sentence of Section 1(b) “IPO” is hereby relabeled Clause (B).

The following definitions are added to Section 1 Certain Definitions and the numbering of the remaining definitions shall be adjusted accordingly to maintain the alphabetical ordering of the terms:

“(d) “Preferred Stock” means the Series A-2 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock.”

The reference to “Series B-1” in Clause (iii) of Section 5(d) Amendment is hereby replaced with term “Series C-2.”

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

5. Entire Agreement. The Voting Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	General Partner
Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Attorney-In-Fact
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Attorney-In-Fact
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

	By:	ARCH Venture Partners, LLC,
Its General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

	By:	ARCH Venture Partners IV, LLC,
Its General Partner

	By:	/s/ Clinton W. Bybee
	Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Trellis Partners II, LP
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Lina Wang
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

LONDON PACIFIC ASSURANCE LIMITED

By:	/s/ Robert A. Cornman
Name:	Robert A. Cornman
Title:	Director
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	/s/ Accel Europe L.P.
Name:	Accel Europe L.P.
Title:	Attorney in Fact
Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	/s/ Accel Europe Investors 2003, LP
Name:	Accel Europe Investors 2003, LP
Title:	Attorney in Fact
Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners IV-A, LP
Name:		Name:
Title:		Title:
Address:	24 Hebron Road	Address:	7 West 22nd Street 7th floor
	Jerusalem, Israel 93542		NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP		JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund IV, LP	By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:		Name:
Title:		Title:
Address:	7 West 22nd Street 7th floor	Address:	24 Hebron Road
	NY, NY 10010		Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Arvind Gulati
Name:	Arvind Gulati
Title:	Director Representative
Address:	c/o Tradeinvest Asset Management Ltd.
Lyford Manor, West Building
West Bay Street
Lyford Cay, N. P., The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DOW CHEMICAL COMPANY

By:	/s/ Dow Chemical Company
Name:
Title:
Address:	2030 Dow Center
Midland, Michigan 48674

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP		NEWBURY VENTURES CAYMAN III, LP

By:	/s/ Newbury Ventures III, LP	By:	/s/ Newbury Ventures Cayman III, LP

Name:		Name:

Title:		Title:

Address*		Address*

NEWBURY VENTURES III GMBH &CO KG		NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ Newbury Ventures III GMBH & CO KG	By:	/s/ Newbury Ventures Executives III, LP

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

QUESTER VENTURE PARTNERSHIP

By:	/s/ Quester Venture Partnership
Name:
Title:
Address:	33 Glasshouse Street
London W1B 5DG
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SPARK VCT 2 plc

By:	/s/ Spark VCT 2 plc
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

STAR GROWTH ENTERPRISE		STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.

By:	/s/ Star Growth Enterprise	By:	/s/ Star Ventures ManagementGesellschaft MBH Nr. 3 & Co.

Name:		Name:

Title:		Title:

Address*		Address*

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.		SVE STAR VENTURES ENTERPRISES

By:	/s/ Star Management of Investments No. II (2000) L.P.	By:	/s/ SVE Star Ventures Enterprises

Name:		Name:

Title:		Title:

Address*		Address*

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3		*Address:

By:	/s/ SVM Star Ventures ManagementGesellschaft MBH NR. 3

Name:

Title:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.		By:	RHO CAPITAL PARTNERS VERWALTONGS GMBH

By:	/s/ Rho Capital Partners Inc.	By:	/s/ Rho Capital Partners Verwaltongs GMBH

Name:		Name:

Title:		Title:

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC		By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ Rho Management Ventures, IV, LLC	By:	/s/ Rho Management Ventures IV, LLC

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

Address:
13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TVM V INFORMATION TECHNOLOGY
GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Managing Limited Partner
Address:	TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ VantagePoint Venture Associates IV, LLC	By:	/s/ VantagePoint Venture Associates IV, LLC

Name:		Name:

Title:		Title:

*Address		*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	*Address:

By:	/s/ VantagePoint Venture Associates IV, LLC

Name:

Title:
*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CENTERPOINT VENTURE FUND III (Q), L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES
MANAGEMENT III, L.L.C.

By:	/s/ CenterPoint Associates III, LP

Name:

Title:

Address:

CENTERPOINT VENTURE FUND III, L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES
MANAGEMENT III, L.L.C.

By:	/s/ CenterPoint Associates III, LP

Name:

Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Mohr Seed Capital II LP
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JOHN TEEGAN

/s/ John Teegan
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES
PROFIT SHARING PLAN

By:	/s/ Thomas A. Kelley & Associates Profit Sharing Plan
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS
FOUNDATION

By:	/s/ University of Illinois Foundation
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC,
A DELAWARE MULTIPLE SERIES LLC

By:	/s/ Northgate Partners LLC
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MARY L. CAMPBELL TRUST

By:	EDF Ventures
Its Managing Director

By:	/s/ EDF Ventures
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MIKE PASCOE

/s/ Mike Pascoe
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BERKELEY INTERNATIONAL CAPITAL

By:	/s/ Berkeley International Capital
Name:
Title:

Address:	650 California Street, 26th Floor
San Francisco, CA 94108

COUNTERPART SIGNATURE TO

AMENDMENT NO. 3 TO AMENDED AND RESTATED VOTING AGREEMENT

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 4 TO

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of May 17, 2010 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”) and certain of the holders of the Company’s Series C-2 Convertible Preferred Stock, par value $0.001 per share (“Series C-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into that certain Amended and Restated Voting Agreement, dated August 1, 2007, as amended (the “Voting Agreement”);

WHEREAS, Section 5(d) of the Voting Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of Common Stock, and the holders of a majority of the shares of the outstanding capital stock of the Company voting together as a single class on an as converted basis (which majority must include the holders of a majority of the shares of the Series C-2 Preferred Stock);

WHEREAS, pursuant to the terms of that certain Share Purchase Agreement dated May     , 2010 by and among the Company and the shareholders of Polariq Limited, a private limited company duly incorporated and in good standing under the laws of England and Wales (the “Purchase Agreement”), each New Investor shall receive shares of Series C-2 Preferred Stock (the “New Shares”);

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Investor Rights Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Voting Agreement, desire to amend the Voting Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Voting Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Voting Agreement as a Series C-2 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Voting Agreement) for all purposes contained in the Voting Agreement.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Entire Agreement. The Voting Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	General Partner

Address:	215 Euston Road,
London NW1 2BE,
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Attorney-in-Fact
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Attorney-in-Fact
Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IVA, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE INFRASTRUCTURE FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

THE INFRASTRUCTURE CO-INVEST FUND, LP

By:	IF MANAGEMENT COMPANY, LLC,
Its General Partner

By:	/s/ Peter Hankin
Name:	Peter Hankin
Title:	Managing Member

Address:	2710 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Alexander C. Broeker
Name:	Alexander C. Broeker
Title:	General Partner

Address:	2600 Via Fortuna, Suite 150
Austin, Texas 78746

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Lina Wang
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

LONDON PACIFIC ASSURANCE LIMITED

By:	/s/ Robert A. Cornman
Name:	Robert A. Cornman
Title:	Director
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau D. Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	/s/ Accel Europe L.P.
Name:	Accel Europe L.P.
Title:	Attorney-in-Fact
Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	/s/ Accel Europe Investors 2003, LP
Name:	Accel Europe Investors 2003, LP
Title:	Attorney-in-Fact
Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners IV, LP	By:	/s/ Jerusalem Venture Partners IV-A, LP
Name:		Name:
Title:		Title:
Address:	24 Hebron Road	Address:	7 West 22nd Street 7th floor
	Jerusalem, Israel 93542		NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP		JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund IV, LP	By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:		Name:
Title:		Title:
Address:	7 West 22nd Street 7th floor	Address:	24 Hebron Road
	NY, NY 10010		Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Arvind Gulati
Name:	Arvind Gulati
Title:	Director Representative
Address:	c/o Tradeinvest Asset Management Ltd.
Lyford Manor, West Building
West Bay Street
Lyford Cay, N. P., The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DOW CHEMICAL COMPANY

By:	/s/ Dow Chemical Company
Name:
Title:
Address:	2030 Dow Center
Midland, Michigan 48674

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP		NEWBURY VENTURES CAYMAN III, LP

By:	/s/ Newbury Ventures III, LP	By:	/s/ Newbury Ventures Cayman III, LP

Name:		Name:

Title:		Title:

Address*		Address*

NEWBURY VENTURES III GMBH &CO KG		NEWBURY VENTURES EXECUTIVES III, LP

By:	/s/ Newbury Ventures III GMBH & CO KG	By:	/s/ Newbury Ventures Executives III, LP

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

QUESTER VENTURE PARTNERSHIP

By:	/s/ Quester Venture Partnership
Name:
Title:
Address:	33 Glasshouse Street
London W1B 5DG
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SPARK VCT 2 plc

By:	/s/ Spark VCT 2 plc
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

STAR GROWTH ENTERPRISE		STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.

By:	/s/ Dr. Meir Barel	By:	/s/ Dr. Meir Barel

Name:	Dr. Meir Barel	Name:	Dr. Meir Barel

Title:	Director	Title:	Director

Address*		Address*

STAR MANAGEMENT OF INVESTMENTS NO. II (2000) L.P.		SVE STAR VENTURES ENTERPRISES

By:	/s/ Dr. Meir Barel	By:	/s/ Dr. Meir Barel

Name:	Dr. Meir Barel	Name:	Dr. Meir Barel

Title:	Director	Title:	Director

Address*		Address*

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3		*Address: c/o SVM Star Ventures Managementgesellschaft mbH Nr. 3 Possartstrasse 9; D-81679 Munich; Germany

By:	/s/ Dr. Meir Barel

Name:	Dr. Meir Barel

Title:	Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I		RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS INC.		By:	RHO CAPITAL PARTNERS VERWALTONGS GMBH

By:	/s/ Rho Capital Partners Inc.	By:	/s/ Rho Capital Partners Verwaltongs GMBH

Name:		Name:

Title:		Title:

Address*		Address*

RHO VENTURES IV (QP) L.P.		RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC		By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ Rho Management Ventures, IV, LLC	By:	/s/ Rho Management Ventures IV, LLC

Name:		Name:

Title:		Title:

Address*		*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

*Address	13455 Noel Rd., Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TVM V INFORMATION TECHNOLOGY GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Managing Limited Partner
Address:	TVM Capital
101 Arch Street, Suite 1950
Boston, MA 02110

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ VantagePoint Venture Associates IV, LLC	By:	/s/ VantagePoint Venture Associates IV, LLC

Name:		Name:

Title:		Title:
*Address		*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.	*Address:

By:	/s/ VantagePoint Venture Associates IV, LLC

Name:

Title:
*Address

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CENTERPOINT VENTURE FUND III (Q), L.P.

By:	CENTERPOINT ASSOCIATES III,
L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ CenterPoint Associates III, LP

Name:

Title:

Address:

CENTERPOINT VENTURE FUND III, L.P.

By:	CENTERPOINT ASSOCIATES III, L.P.
CENTERPOINT ASSOCIATES MANAGEMENT III, L.L.C.

By:	/s/ CenterPoint Associates III, LP

Name:

Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Mohr Seed Capital II LP
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JOHN TEEGAN

/s/ John Teegan
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES PROFIT SHARING PLAN

By:	/s/ Thomas A. Kelley & Associates Profit Sharing Plan
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ University of Illinois Foundation
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NORTHGATE PARTNERS LLC,
A DELAWARE MULTIPLE SERIES LLC

By:	/s/ Northgate Partners LLC
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MARY L. CAMPBELL TRUST

By:	EDF Ventures
Its Managing Director

By:	/s/ EDF Ventures
Name:
Title:
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MIKE PASCOE

/s/ Mike Pascoe
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BERKELEY INTERNATIONAL CAPITAL

By:	/s/ Berkeley International Capital
Name:
Title:

Address:	650 California Street, 26th Floor
San Francisco, CA 94108

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

NEW INVESTORS:

Timothy Russell Davison as Trustee under a Declaration of Trust dated 30 April 2010

/s/ Timothy Russell Davison
Authorized Signatory,
Timothy Russell Davison

INDEPENDENT WEALTH MANAGEMENT CONSULTANTS LIMITED

By:	/s/ Timothy Russell Davison
Name:	T. R. Davison
Title:

/s/ Stuart Barnes
Stuart Barnes

/s/ Mike Smith
Mike Smith

/s/ Stuart Barnes
Steve Webb acting by his duly authorized attorney Stuart Barnes

/s/ Stuart Barnes
Dave Winterburn acting by his duly authorized attorney Stuart Barnes

/s/ Stuart Barnes
John Ellison acting by his duly authorized attorney Stuart Barnes

/s/ Timothy Russell Davison
Russell Johnson acting by his duly authorized attorney Timothy Russell Davison

/s/ Stuart Barnes
Scott White acting by his duly authorized attorney Stuart Barnes

/s/ Stuart Barnes
Steve Desbrulais acting by his duly authorized attorney Stuart Barnes

ASTON UNIVERSITY

By:	/s/ Gareth Evans
Name:	Gareth Evans
Title:	Deputy University Secretary

COUNTERPART SIGNATURE TO

AMENDMENT NO. 4 TO AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE B

NEW INVESTORS

Timothy Russell Davison as Trustee under a Declaration of Trust dated 30 April 2010

Timothy Russell Davison

Independent Wealth Management Consultants Limited

Stuart Barnes

Mike Hamilton-Smith

Steve Webb

Dave Winterburn

John Ellison

Russell Johnson

Scott White

Steve Desbrulais

Aston University

XTERA COMMUNICATIONS, INC.

AMENDMENT NO. 5 TO

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT (this “Amendment”) is made and entered into as of September 23, 2011 by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), certain of the holders of the Company’s Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock”), certain of the holders of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock”) and certain of the holders of the Company’s Series C-2 Convertible Preferred Stock, par value $0.001 per share (“Series C-2 Preferred Stock”), all as set forth on Schedule A attached to this Amendment (collectively, the “Consenting Investors”), and each of the persons set forth on Schedule B attached to this Amendment (each a “New Investor,” and collectively, the “New Investors”).

RECITALS

WHEREAS, the Company, certain of the holders of the Common Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock previously entered into that certain Amended and Restated Voting Agreement, dated August 1, 2007, as amended (the “Voting Agreement”);

WHEREAS, Section 5(d) of the Voting Agreement provides that it may only be amended by a written instrument executed by the Company, the holders of a majority of the shares of Common Stock, and the holders of a majority of the shares of the outstanding capital stock of the Company voting together as a single class on an as converted basis (which majority must include the holders of a majority of the shares of the Series C-2 Preferred Stock);

WHEREAS, pursuant to the terms of that certain Series D-3 Preferred Stock Purchase Agreement, by and among the Company and the Investors purchasing shares of the Company’s Series D-3 Preferred Stock, par value $0.001 per share (the “Series D-3 Preferred Stock”) dated on or about the date hereof (the “Purchase Agreement”), participating Investors exchanged their shares of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock for shares of Series A-3 Preferred Stock, Series B-3 Preferred Stock and Series C-3 Preferred Stock;

WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on September 22, 2011, each share of Series A-2 Preferred Stock, Series B-2 Preferred Stock and Series C-2 Preferred Stock outstanding on September 24, 2011 shall automatically convert into Common Stock;

WHEREAS, pursuant to the Purchase Agreement, each New Investor shall receive shares of Series D-3 Preferred Stock (the “New Shares”)

WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement and the issuance of the New Shares to the New Investors, each New Investor must execute this Amendment and become a party to the Voting Agreement; and

WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Voting Agreement, desire to amend the Voting Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. New Investors. Each New Investor hereby agrees to become a party to the Voting Agreement and to be bound by each and every term thereof. Each of the New Investors listed on Schedule B attached hereto is hereby added to Exhibit A to the Voting Agreement as a Series D-3 Investor, and each New Investor shall be deemed an Investor (as such term is defined the Voting Agreement) for all purposes contained in the Voting Agreement.

2. Amendment Provisions. The Voting Agreement is hereby amended such that:

Section 1(d) Preferred Stock is hereby replaced in its entirety with the following:

“(d) “Preferred Stock” means the Series A-3 Convertible Preferred Stock, Series B-3 Convertible Preferred Stock, Series C-3 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock.”

The reference to “Series C-2” in clause (iii) of Section 5(d) Amendment is hereby replaced with the term “Series D-3.”

All other references to “Series A-2” not otherwise amended herein are hereby replaced with the term “Series A-3.”

All other references to “Series B-2” not otherwise amended herein are hereby replaced with the term “Series B-3.”

All other references to “Series C-2” not otherwise amended herein are hereby replaced with the term “Series C-3.”

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

5. Entire Agreement. The Voting Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Pereira Gray
Name:	Peter Pereira Gray
Title:	Managing Director

Address:	215 Euston Road
London NW1 2BE
United Kingdom

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, L.P.
Its General Partner

	By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Attorney-in-Fact
	Address:	2490 Sand Hill Road
Menlo Park, CA 94025

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, L.P.
Its General Partner

	By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Attorney-in-Fact
	Address:	2490 Sand Hill Road
Menlo Park, CA 94025

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

ARCH VENTURE FUND III, L.P.

By:	ARCH Venture Partners, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND IV A, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH ENTREPRENEURS FUND, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners IV, LLC,
Its General Partner

By:	/s/ Clinton W. Bybee
Its:	Managing Director

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TRELLIS PARTNERS II, L.P.

By:	Trellis Management II, L.P.,
Its General Partner

By:	/s/ Trellis Management II, L.P.
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UC BERKELEY FOUNDATION

By:	/s/ Lina Wang
Name:	Lina Wang
Title:

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

By:	/s/ Loraine Binion
Name:	Loraine Binion
Title:	Interim Treasurer

Address:	2080 Addison, Suite 4200
Berkeley, CA 94720

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CLIFFORD HIGGERSON

/s/ Clifford H. Higgerson
Address:	361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

HAYDEN H. HARRIS LIVING TRUST
DTD. 3-6-98

By:	/s/ Hayden Harris
Name:	Hayden Harris
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

BEAU D. LASKEY

/s/ Beau Laskey
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JAMES R. ADOX

/s/ James R. Adox
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

PATRICK ENNIS

/s/ Patrick Ennis

Address:	3150 139th Avenue SE
Building 4
Bellevue, WA 98005

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST
DTD. 11-14-05

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ACCEL EUROPE L.P.

By:	Accel Europe Associates L.P.
its General Partner
By:	Accel Europe Associates L.L.C.
its General Partner

By:	/s/ Accel Europe L.P.
Name:	Accel Europe L.P.
Title:	Attorney in Fact

Address:	428 University Ave.
Palo Alto, CA 94301-1812

ACCEL EUROPE INVESTORS 2003, L.P.

By:	Accel Europe Investors 2003 L.P.
its General Partner
By:	Accel Europe Associates L.L.C.
its General Partner

By:	/s/ Accel Europe Investors 2003 L.P.
Name:	Accel Europe Investors 2003 L.P.
Title:	Attorney in Fact

Address:	428 University Ave.
Palo Alto, CA 94301-1812

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JON BAYLESS

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JERUSALEM VENTURE PARTNERS IV, LP

By:	/s/ Jerusalem Venture Partners IV, LP
Name:
Title:
Address:	24 Hebron Road
Jerusalem, Israel 93542

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND V, LP

By:	/s/ Jerusalem Venture Partners Entrepreneurs Fund V, LP
Name:
Title:
Address:	7 West 22nd Street 7th floor
NY, NY 10010

JERUSALEM VENTURE PARTNERS IV-A, LP

By:	/s/ Jerusalem Venture Partners IV-A, LP
Name:
Title:
Address:	7 West 22nd Street 7th floor
NY, NY 10010

JERUSALEM VENTURE PARTNERS IV (ISRAEL), LP

By:	/s/ Jerusalem Venture Partners IV (Israel), LP
Name:
Title:
Address:	24 Hebron Road
Jerusalem, Israel 93542

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

LAGO VENTURES FUND ONE LIMITED

By:	/s/ Arvind Gulati
Name:	Arvind Gulati
Title:	Director Representative
Address:	c/o Cayside Trust Company Limited
Lyford Cay House, 6th Floor
Western Road
P.O. Box N-7776 (Slot 193)
Lyford Cay, New Providence
The Bahamas

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

NEWBURY VENTURES III, LP *

By:	/s/ Joseph Kell

Name:	Joseph Kell

Title:	CFO

Address:	255 Shoreline Drive, # 520
Redwood Shores, CA 94065

NEWBURY VENTURES III GMBH &CO, KG **

By:	/s/ Joseph Kell

Name:	Joseph Kell

Title:	CFO

Address:	Same

NEWBURY VENTURES CAYMAN III, LP *

By:	/s/ Joseph Kell

Name:	Joseph Kell

Title:	CFO

Address:	Same

NEWBURY VENTURES EXECUTIVES III, LP *

By:	/s/ Joseph Kell

Name:	Joseph Kell

Title:	CFO

Address:	Same

*	By: Newbury Venture Partners III, LLC
Its: General Partner

**	By: Newbury Venture Partners III, LLC
Its: Managing Limited Partner

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVM Star Ventures Managementgesellschaft mbH Nr. 3 and Co. Beteiligungs KG Nr. 3
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVM Star Ventures Managementgesellschaft mbH Nr. 3

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

SVE Star Ventures Enterprises GmbH & Co. No. IX KG
By:	SVM Star Ventures Managementgesellschaft mbH Nr. 3
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Managing Director

Star Management of Investments No. II (2000) L.P.
By:	SVM STAR Venture Capital Management Ltd.
Title:	Managing Partner

/s/ Meir Barel
By:	Dr. Meir Barel
Title:	Director

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
THE RAHN GROUP

By:	/s/ The Rahn Group
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RHO MANAGEMENT TRUST I

By:	RHO CAPITAL PARTNERS INC.

By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin

Title:	Attorney-in-fact

Address*

RHO VENTURES IV (QP) L.P.

By:	RHO MANAGEMENT VENTURES, IV, LLC

By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin

Title:	Attorney-in-fact

Address*

RHO VENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	RHO CAPITAL PARTNERS VERWALTONGS GMBH

By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin

Title:	Attorney-in-fact

Address*

RHO VENTURES IV L.P.

By:	RHO MANAGEMENT VENTURES IV, L.L.C.

By:	/s/ Jeffrey Martin

Name:	Jeffrey Martin

Title:	Attorney-in-fact

*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII, L.P.

SRB ASSOCIATES VII L.P.
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
Address:	c/o Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, TX 75240

SEVIN ROSEN VII AFFILIATES FUND, L.P.

By:	SRB ASSOCIATES VII L.P..
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner
Address:	c/o Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, TX 75240

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	Vice President
Address:	c/o Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ Vantagepoint Venture Associates IV, L.L.C.

Name:

Title:
*Address

VANTAGEPOINT VENTURE PARTNERS IV (Q), LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ Vantagepoint Venture Associates IV, L.L.C.

Name:

Title:
*Address

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, LP

By:	VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By:	/s/ Vantagepoint Venture Associates IV, L.L.C.

Name:

Title:
*Address

*Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ANTHONY JEFFRIES

/s/ Anthony Jeffries
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
MOHR SEED CAPITAL II LP

By:	/s/ Robert Mohr
Name:	Robert Mohr
Title:	Owner

Address:	14643 Dallas Parkway, Suite 1000
Dallas, TX 75254

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

RELL FAMILY PARTNERS LIMITED

By:	/s/ Rell Family Partners Limited
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DAVE SEGRE

/s/ Dave Segre
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JOHN TEEGEN

/s/ John Teegen
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS A. KELLEY & ASSOCIATES
PROFIT SHARING PLAN

By:	/s/ Tom A. Kelley
Name:	Tom A. Kelley
Title:	Trustee of Plan

Address:	5 Franciscan Ridge
Portola Valley, California
94028-8043

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

UNIVERSITY OF ILLINOIS FOUNDATION

By:	/s/ Laura A. Vossman
Name:	Laura A. Vossman
Title:	Assistant Treasurer

Address:	1305 W. Green St.
Urbana, IL 61801

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

WS INVESTMENT 99B

By:	/s/ WS Investment 99B
Name:
Title:

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ARTHUR TRUEGER

/s/ Arthur Trueger
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: STUART BARNES

/s/ Stuart Barnes

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: TIMOTHY RUSSELL DAVISON

/s/ Timothy Russell Davison

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: STEVEN DESBRUSLAIS

/s/ Steven Desbruslais

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: JOHN ELLISON

/s/ J. Ellison

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: MICHAEL HAMILTON-SMITH

/s/ Michael Hamilton-Smith

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: INDEPENDENT WEALTH MANAGEMENT CONSULTANTS LIMITED

By:	/s/ Timothy Davison
Name:	Timothy Davison
Title:	Director

Address:	14 Exchange Street
Retford DN22 6BL

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS: RUSSELL JOHNSON

/s/ Russell Johnson

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TIMOTHY RUSSELL DAVISON AS TRUSTEE UNDER A DECLARATION OF TRUST DATED 30 APRIL 2010

By:	/s/ Timothy Davison
Name:	Timothy Davison
Title:	Trustee

Address:	14 Exchange Street
Retford DN22 6BL

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

STEPHEN WEBB

/s/ S.M. Webb
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SCOTT WHITE

/s/ Scott White
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

DAVID WINTERBURN

/s/ David Winterburn
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JEANNE ANN BAYLESS

/s/ Jeanne Ann Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JON W. BAYLESS, JR.

/s/ Jon W. Bayless, Jr.
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

REBECCA L.R. BAYLESS

/s/ Rebecca L.R. Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

JON BAYLESS, SEPARATE PROPERTY

/s/ Jon Bayless
Address:	13455 Noel Road, Suite 1670
Two Galleria Tower
Dallas, TX 75240

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

REBECCA BAYLESS, TRUSTEE FOR CHRISTIAN A.R. BAYLESS TRUST

/s/ Rebecca Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

REBECCA BAYLESS, TRUSTEE FOR W. ANDREW BAYLESS TRUST

/s/ Rebecca Bayless
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

HAYDEN HARRIS

/s/ Hayden Harris
Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THOMAS S. PORTER RESTATED TRUST
DTD. 7-31-98

By:	/s/ Thomas S. Porter
Name:	Thomas S. Porter
Title:	Trustee

Address:

COUNTERPART SIGNATURE TO

AMENDMENT NO. 5 TO AMENDED AND RESTATED VOTING AGREEMENT